UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2005

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Amendment to Current Report on Form 8-K is being filed by Gilead Sciences, Inc. (the “Company”) to amend and augment certain disclosures made in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2006.

This Current Report on Form 8-K also discloses certain historical compensation arrangements with its directors and named executive officers (as such term is defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) that were not previously reported on Form 8-K. All such historical information has been publicly disclosed previously through the Company’s annual and quarterly reports and proxy statements, and through Form 4s for the Company’s directors and named executive officers, filed with the Securities and Exchange Commission.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

2006 Corporate Bonus Plan and Code Section 162(m) Bonus Plan

On January 25, 2006, the Compensation Committee finalized the terms of its Corporate Bonus Plan and Code Section 162(m) Bonus Plan (the “162(m) Plan”), each effective as of January 1, 2006, and approved the criteria applicable to any bonuses to be awarded thereunder in respect of corporate and individual performance during 2006. The Corporate Bonus Plan (an amended and restated version of the Company’s prior Management Bonus Plan) and the 162(m) Plan were initially adopted by the Board of Directors on October 25, 2005, subject, in the case of the 162(m) Plan, to stockholder approval. The objectives of the plans are to provide a link between compensation and performance, motivate participants to achieve individual and Company objectives and enable the Company to attract and retain high quality employees. All satisfactorily performing employees are eligible to participate in the applicable plan for a given year unless they are hired after October 31st of that year, terminate or give notice of termination of employment, other than due to death or disability, prior to the bonus payment date (normally March of the following year) or participate in a separate incentive plan for specified sales and medical science liaison personnel. The Company’s named executive officers and other executives at the level of Senior Vice President or above who meet these eligibility requirements participate in the 162(m) Plan. All other eligible employees of the Company participate in the Corporate Bonus Plan.

Under the plans, the Compensation Committee establishes annual bonus targets, expressed as a percentage of base salary, for employees at various seniority levels. Based on Company and individual performance, actual individual bonus awards can range from 0 to 1.5 times the applicable target. No individual bonus under the 162(m) Plan may exceed $5,000,000, and no bonuses will be paid under that plan unless and until the 162(m) Plan has been approved by the Company’s stockholders. The criteria for bonus awards consist of a Company performance component applicable to all participants that is established annually by the Compensation Committee and, for all participants other than the Chief Executive Officer, an individual performance component that is based on the participant’s individual performance objectives. The Compensation Committee establishes annually the relative weightings of these components for employees at various seniority levels.

Target 2006 bonus awards for participants in the 162(m) Plan are 100% of base salary for the Chief Executive Officer, 60% of base salary for executive vice presidents and 40% of base salary for senior vice presidents. The Company performance criteria approved by the Compensation Committee for 2006 bonus awards and their relative weightings are: commercial growth, including revenue, product and strategy development objectives (20%); product development performance, including clinical trial objectives

(20%); administration performance, including infrastructure development objectives (15%); research performance (10%); manufacturing performance (10%); financial performance, including net sales, total expenses and net income objectives (10%); corporate development performance, including objectives with respect to licensing and collaboration arrangements (10%); and government affairs performance (5%). The Chief Executive Officer’s 2006 annual bonus will be based 100% on the Company performance component, and the other executive officers’ 2006 annual bonuses will be based 75% on the Company performance component and 25% on their individual performance components. Payment of bonuses for 2006 under the 162(m) Plan is also conditioned on the Company achieving at least a predetermined level of operating income.

The Company expects to submit the 162(m) Plan to its stockholders for approval in May 2006. If approved by the stockholders, all compensation paid by the Company pursuant to such plan will not be subject to the corporate compensation deduction limits set forth in Section 162(m) of the Internal Revenue Code. If not approved by the stockholders, the executive officers of the Company will not be eligible to receive bonuses under the Corporate Bonus Plan or the 162(m) Plan.

2005 Management Bonus Plan

On January 26, 2005, the Compensation Committee approved the criteria applicable to any bonuses to be awarded under its Management Bonus Plan in respect of corporate and individual performance during 2005 (the “2005 Management Bonus Plan”). The objectives and eligibility requirements for the 2005 Management Bonus Plan were substantially the same as those contained in the Corporate Bonus Plan, except that employees at all levels who met the other eligibility requirements were eligible to participate.

Under the 2005 Management Bonus Plan, the Compensation Committee established annual bonus targets, expressed as a percentage of base salary, for employees at various seniority levels. Based on Company and individual performance, actual individual bonus awards under the 2005 Management Bonus Plan ranged from 0 to 1.5 times the applicable target. The criteria for bonus awards consisted of a Company performance component applicable to all participants that was established by the Compensation Committee and, for all participants other than the Chief Executive Officer, an individual performance component that was based on the participant’s individual performance objectives. The Compensation Committee established the relative weightings of these components for employees at various seniority levels.

Target 2005 bonus awards for executive officers were 80% of base salary for the Chief Executive Officer, 60% of base salary for executive vice presidents and 40% of base salary for senior vice presidents. The Company performance criteria approved by the Compensation Committee for 2005 bonus awards and their relative weightings were: commercial growth, including revenue and product-related objectives (20%); product development performance, including clinical trial objectives (20%); administration performance, including infrastructure development objectives (15%); corporate development and government affairs performance, including objectives with respect to licensing and collaboration arrangements and healthcare policy matters (15%); research performance (10%); manufacturing performance (10%); and financial performance, including net sales, total expenses and net income objectives (10%). The Chief Executive Officer’s 2005 annual bonus was based 100% on the Company performance component, and the other named executive officers’ 2005 annual bonuses were based 75% on the Company performance component and 25% on their individual performance components.

2004 Bonuses and 2005 Base Salaries

On January 26, 2005, the Compensation Committee awarded bonuses to the Company’s executive officers in respect of the officers’ and the Company’s 2004 performance. The bonus awards were based on the achievement of specified targets with respect to financial results and research, clinical and commercial development. On January 26, 2005, the Compensation Committee also approved 2005 base salaries for its executive officers. The 2004 bonuses and 2005 base salaries for the Company’s named executive officers for 2004 approved by the Compensation Committee were as follows:

Name and Title	2004 Bonus	2005 Base Salary
John C. Martin President, Chief Executive Officer and Director	$1,020,800	$975,000
Norbert W. Bischofberger Executive Vice President, Research and Development	$465,750	$580,000
John F. Milligan Executive Vice President and Chief Financial Officer	$388,125	$500,000
William A. Lee Senior Vice President, Research	$188,025	$365,000
Michael K. Inouye (1) Senior Vice President, Sales and Marketing	$187,250	N/A
John J. Toole Senior Vice President, Clinical Research	$177,600	$350,000

(1)	Mr. Inouye resigned as an executive officer of the Company effective October 2004. The bonus payments made was pro-rated and paid in accordance with the Company’s Severance Plan.

Option Grants to Named Executive Officers and Directors

The Company incentivizes its executive officers and directors through the grant of options to purchase the Company’s common stock. The table below sets forth all options granted (a) between August 23, 2004 and December 31, 2004 to the Company’s named executive officers for 2003, (b) in 2005 to the Company’s named executive officers for 2004, (c) from January 1, 2006 to present to the Company’s named executive officers for 2005, and (d) since August 23, 2004 to the Company’s non-employee directors. All such options were granted under the Company’s 2004 Equity Incentive Plan. Except as noted below, all persons were employed by or served as members of the Board of Directors of the Company from August 23, 2004 until the present.

Name and Title	Date of Grant	Shares Underlying Options Granted	Exercise Price per Share		Expiration Date
John C. Martin President and Chief Executive Officer	01/26/05 01/25/06	425,000 450,000	$ $	32.02 58.01	01/26/15 01/25/16
Norbert W. Bischofberger Executive Vice President, Research and Development	01/26/05 01/25/06	175,000 180,000	$ $	32.02 58.01	01/26/15 01/25/16
John F. Milligan Executive Vice President and Chief Financial Officer	01/26/05 01/25/06	175,000 200,000	$ $	32.02 58.01	01/26/15 01/25/16
Kevin Young (1) Executive Vice President, Commercial Operations	01/26/05 01/25/06	125,000 65,000	$ $	32.02 58.01	01/26/15 01/25/16
William A. Lee Senior Vice President, Research	01/26/05 07/27/05 01/25/06	75,000 30,000 65,000	$ $ $	32.02 43.97 58.01	01/26/15 07/27/15 01/25/16
John J. Toole Senior Vice President, Clinical Research	01/25/05 07/27/05	85,000 30,000	$ $	32.02 43.97	01/26/15 07/27/15
Paul Berg Director	05/10/05	30,000		$38.87	05/10/15
John F. Cogan (2) Director	07/27/05 01/26/06	36,000 3,000	$ $	43.97 57.36	07/25/15 01/26/16
Etienne F. Davignon (3) Director	—	—		—	—
James M. Denny Director	05/10/05	33,750		$38.87	05/10/15
John M. Madigan (4) Director	12/12/05 01/26/06	30,000 6,000	$ $	51.98 57.36	12/12/15 01/26/16
Gordon E. Moore Director	05/10/05	30,000		$38.87	05/10/15
Nicholas G. Moore Director	01/26/05 05/10/05	6,000 32,500	$ $	32.02 38.87	01/26/15 05/10/15
George P. Shultz (5) Director	05/10/05	30,000		$38.87	05/10/15
Gayle E. Wilson Director	05/10/05 01/26/06	26,250 6,000	$ $	38.87 57.36	05/10/15 01/26/16

(1)	Mr. Young joined the Company in October 2004. On November 2, 2004, he was granted an option to purchase 250,000 shares of Common Stock at an exercise price of $35.25 per share. The option has an expiration date of November 2, 2014.

(2)	Dr. Cogan joined the Board of Directors in July 2005.
(3)	Mr. Davignon declined his annual stock option grants after January 2000 due to adverse consequences under Belgian tax law. In lieu of such options, on November 5, 2004, May 9, 2005 and January 26, 2006, the Board granted to Mr. Davignon 5,000, 6,000 and 1,000 shares of common stock, respectively, under the 2004 Equity Incentive Plan with a six-month restriction on the ability to sell the stock.
(4)	Mr. Madigan joined the Board of Directors in December 2005.
(5)	Dr. Schultz resigned from the Board of Directors in December 2005.

Each option noted above bears a per-share exercise price equal to the fair market value of one share of Company common stock on the date of grant. Options granted to non-employee directors are fully vested (exercisable) on the date of grant except for initial grants made upon joining the Board, which vest as to 50% of the option shares on the first anniversary of joining the Board and 50% of the option shares on the second anniversary of joining the Board, subject to continuous active service to the Company during such period. Options granted to named executive officers vest 20% on the first anniversary of the date of grant, and the balance vests in equal installments every three months thereafter until fully vested on the fifth anniversary of the date of grant, subject to continuous active service to the Company during such period.

All options granted to the named executive officers of the Company noted above contained the terms set forth in the Company’s 2004 Equity Incentive Plan and the standard employee stock option agreement attached to this Current Report on Form 8-K as Exhibit 10.1. All options granted to the non-employee directors of the Company noted above contained the terms set forth in the Company’s 2004 Equity Incentive Plan and the standard director stock option agreement attached to this Current Report on Form 8-K as Exhibit 10.2.

Director Compensation Arrangements for 2005 and 2006

On January 26, 2005, the Company’s Board of Directors approved compensation arrangements for the Company’s non-employee directors for 2005, which will remain in effect for 2006 unless otherwise amended by the Board:

Stock Option Shares (2)
	Cash (1)		Initial	Annual
Board Member (no committee service)	$40,000 retainer (only if no committee service	)	30,000	18,750
Board Chair	$80,000 retainer		Determined at time of appointment	15,000 additional
Audit Committee Chair	$70,000 retainer		6,000 additional	10,000 additional
Committee Chairs (other than Audit)	$60,000 retainer		6,000 additional	7,500 additional
Committee Members (all Committees)	$60,000 retainer		3,000 additional	3,750 additional

(1)	Cash amounts represent the total cash compensation a Board member receives, depending on role (for example, if the Audit Committee Chair also serves on the Compensation Committee, the total retainer paid would be $70,000).
(2)	All non-employee Board members receive the Board Member stock option awards. Stock option amounts for Board Chair, Committee Chairs and Committee members are in addition to the Board Member grant. Committee chairpersons and members may receive options to purchase no more than an additional 13,750 shares of Company common stock annually for service on all committee combined. This limit is in addition to the board member stock option awards.

Board members may elect to receive their cash retainer in the form of phantom shares that are deferred until a later date identified by the Board member. Phantom shares have a value equal to the fair market value of the Company’s common stock on the grant date and are delivered to directors in shares of the Company’s common stock upon settlement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Form of employee stock option agreement used under 2004 Equity Incentive Plan

10.2	Form of non-employee stock option agreement used under 2004 Equity Incentive Plan.

10.3	2006 Corporate Bonus Plan

10.4	Code Section 162(m) Bonus Plan

10.5	Gilead Sciences, Inc. Severance Plan, as amended through May 9, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

Dated: February 21, 2006	By:	/s/ John F. Milligan
John F. Milligan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Form of employee stock option agreement used under 2004 Equity Incentive Plan

10.2	Form of non-employee stock option agreement used under 2004 Equity Incentive Plan.

10.3	2006 Corporate Bonus Plan

10.4	Code Section 162(m) Bonus Plan

10.5	Gilead Sciences, Inc. Severance Plan, as amended through May 9, 2005